UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2006

Pierre Foods, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	0-7277	56-0945643
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

9990 Princeton Road, Cincinnati, OH		45246
(Address of principal executive offices)		(Zip code)

513-874-8741

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

Pierre Foods, Inc. (the “Company” or “Pierre”) indicated at Item 2.01 of its Current Report on Form 8-K filed on August 22, 2006 (the “Report”), that it would file the required historical financial statements and pro forma financial information of the business acquired no later than 71 calendar days after the date such Report was required to be filed.  Set forth below is Item 9.01 of such Report restated in its entirety, to include the required historical financial statements and pro forma financial information which are being filed with this Amendment.

Item 9.01  Financial Statements and Exhibits

a.             Financial Statements of Business Acquired

(i)       The Audited Consolidated and Combined Financial Statements of Clovervale Farms, Inc. and Affiliates as of December 31, 2005 and 2004, and for the Years Ended December 31, 2005, 2004 and 2003, and Report of Independent Registered Public Accounting Firm are attached as Exhibit 99.1 hereto and incorporated herein by reference.

(ii)      The Unaudited Consolidated and Combined Financial Statements of Clovervale Farms, Inc. and Affiliates as of June 30, 2006 and December 31, 2005 and the Six Month Periods Ended June 30, 2006 and 2005 are attached as Exhibit 99.2 herein and incorporated herein by reference.

b.             Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Statements for the Fiscal Year Ended March 4, 2006 and for the Six Months Ended September 2, 2006 are attached as Exhibit 99.3 hereto and incorporated herein by reference.

d.             Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIERRE FOODS, INC.

Date: November 6, 2006	By	/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

EXHIBIT INDEX

Exhibit No. and Description:

(2)           Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession

2.1           Share and Asset Purchase Agreement dated as of August 18, 2006 among Pierre Foods, Inc., Clovervale Farms, Inc., Cawrse Properties, LLC, and Clovervale Realty, Inc., and Richard S. Cawrse, Jr.*(1)

(10)         Material Contracts

10.1         Amendment No. 2 to Credit Agreement dated June 30, 2004 among Pierre Merger Corp., Wachovia Bank, National Association, as administrative and collateral agent, Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book-running managers, and a syndicate of banks, financial institutions and other institutional lenders party thereto, as amended by Amendment No. 1 dated April 3, 2006. (1)

(99)         Financial Statements

99.1         The Audited Consolidated and Combined Financial Statements of Clovervale Farms, Inc. and Affiliates as of December 31, 2005 and 2004, and for the Years Ended December 31, 2005, 2004 and 2003, and Report of Independent Registered Public Accounting Firm.

99.2         The Unaudited Consolidated and Combined Financial Statements of Clovervale Farms, Inc. and Affiliates as of June 30, 2006 and December 31, 2005 and the Six Month Periods Ended June 30, 2006 and 2005.

99.3         The Unaudited Pro Forma Condensed Combined Financial Statements for the Fiscal Year Ended March 4, 2006 and for the Six Months Ended September 2, 2006.

(1) Previously filed with this Current Report on Form 8-K, dated August 21, 2006.

*Disclosure Schedules to this Exhibit have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted Disclosure Schedules to the SEC upon request.